EXHIBIT 10.27


                                ADDENDUM II
                                     TO
                      SPRINT PCS MANAGEMENT AGREEMENT


MANAGER:    ALAMOSA WISCONSIN LIMITED PARTNERSHIP

SERVICE AREA:

o     Appleton-Oshkosh BTA 18,
o     Eau Claire BTA 123,
o     Fond du Lac BTA 148,
o     Green Bay BTA 173,
o     La Crosse-Winona BTA 234,
o Madison BTA 272 (Only Columbia, Juneau, Marquette, Sauk Counties and those portions of Dane County where Manager will meet Sprint PCS coverage along Highway 151 and I-90/94 north of Madison),
o     Manitowoc BTA 276,
o Milwaukee BTA 297 (Only those portions of Dodge County not currently covered by Sprint PCS along Highway 41 and the City of Watertown),
o Minneapolis-St. Paul BTA 298 (Only Barron County and those portions of Polk County not currently covered by Sprint PCS along Highway 8 near the city of St. Croix Falls),
o     Sheboygan BTA 417,
o     Stevens Point-Marshfield-Wisconsin Rapids BTA 432,
o     Wausau-Rhinelander BTA 466


            This Addendum II (this "ADDENDUM"), dated as of February 3, 2000, contains certain additional and supplemental terms and provisions of that certain Sprint PCS Management Agreement entered into as of December 6, 1999, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I entered into as of December 6, 1999 (the Management Agreement, as amended by Addendum I, being the "MANAGEMENT AGREEMENT"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement. Except for express modifications made in this Addendum, the Management Agreement continues in full force and effect.

            Capitalized terms used and not otherwise defined in this Addendum have the meanings ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

            The Management Agreement is modified as follows:

            1. USE OF LOAN PROCEEDS. Sprint PCS is entering into that certain Consent and Agreement with Nortel Networks Inc. ("NORTEL") (which Consent and Agreement, as amended and modified from time to time, is referred to as the "CONSENT AND AGREEMENT") to enable Manager to obtain loans from Nortel and its successors and assigns (collectively, the "LENDERS"). Manager agrees that it will not use the proceeds from any loan made to Manager to which the Consent and Agreement relates or from any other loan or extension of credit to which the Consent and Agreement relates for any purpose other than
      (a) to construct and operate the wireless service within the Service Area (as may be amended from time to time) as contemplated under the Management Agreement, or (b) as expressly permitted under Section [2.10] of the Credit Agreement between Nortel, Manager and certain other entities dated as of February 8, 2000 (the "CREDIT AGREEMENT"), as in effect as of the date of execution thereof (a copy of which is attached to this Addendum as Exhibit A) without giving effect to any subsequent amendment, modification or waiver of any term, condition, definition or other provision of the Credit Agreement or to any course of dealing between Nortel and Manager that now exists or may hereafter be established allowing a use of loan proceeds not allowed under in Section [2.10] of the Credit Agreement as in effect as of the date hereof.

             2. CONSENT AND AGREEMENT NOT ASSIGNABLE. Except as expressly required or permitted in the Consent and Agreement, Manager may not assign the Consent and Agreement. Except as specifically provided under Section 24 of the Consent and Agreement, Sprint PCS is not required to agree to terms similar to those contained in the Consent and Agreement with any other lender or creditor.

            3. NOTICES. Manager agrees to promptly give Sprint PCS a copy of any notice Manager receives from the Administrative Agent or any Lender (as those terms are defined in the Consent and Agreement), and a copy of any notice Manager gives to the Administrative Agent or any Lender. Sprint PCS agrees to promptly give Manager a copy of any notice Sprint PCS receives from the Administrative Agent or any Lender, and a copy of any notice that Sprint PCS gives to the Administrative Agent or any Lender.

            4. REVISED FINANCING PLAN. Exhibit 1.7 attached to this Addendum supersedes and replaces in its entirety Exhibit 1.7 attached to the Management Agreement.

            5. NO DEFAULT UNDER CREDIT AGREEMENT OR MANAGEMENT AGREEMENT. Manager warrants and represents that as of the date hereof, no Default or Event of Default under the Credit Agreement has occurred, and no Event of Termination under the Management Agreement or event that if not cured, or if notice were to be provided, would constitute an Event of Termination under the Management Agreement, has occurred.

            6. NO KNOWN BREACH UNDER MANAGEMENT AGREEMENT. Sprint PCS warrants and represents that, to the knowledge of its officers, as of the date hereof, no Event of Termination under the Management Agreement or event that if not cured, or if notice were to be provided, would constitute an Event of Termination under the Management Agreement, has occurred that has not been waived.

            7. SHARING CONFIDENTIAL INFORMATION WITH LENDERS. Section 12.2(b)(vii) of the Management Agreement is amended by inserting the words "or has provided" between the words "is considering providing" and "financing."

            8. REAFFIRMATION OF SPRINT AGREEMENTS. Each of the undersigned reaffirms in their entirety, together with their respective rights and obligations thereunder, the Management Agreement, the Services Agreement and the License Agreements.


      IN WITNESS WHEREOF, the parties hereto have caused this Addendum II to be executed by their respective authorized officers as of the date and year first above written.


                                    SPRINT SPECTRUM L.P.


                                    By: /s/ Bernard A. Bianchino
                                        ----------------------------------
                                        Bernard A. Bianchino
                                        Senior Vice President and Chief
                                        Business Development Officer -
                                        Sprint PCS


                                    WIRELESSCO, L.P.


                                    By: /s/ Bernard A. Bianchino
                                        ----------------------------------
                                        Bernard A. Bianchino
                                        Senior Vice President and Chief
                                        Business Development Officer -
                                        Sprint PCS


                                    SPRINT COMMUNICATIONS COMPANY, L.P.


                                    By: /s/ Don A. Jensen
                                        ----------------------------------
                                        Don A. Jensen
                                        Vice President - Law


                                    ALAMOSA WISCONSIN  LIMITED PARTNERSHIP


                                    By: /s/ David Sharbutt
                                        ----------------------------------
                                        David Sharbutt
                                        President